FITLIFE BRANDS

Investor Presentation | February 2014

Safe Harbor Statement

Statements in this presentation that are forward looking involve known and unknown risks and uncertainties, which may cause the Company's actual results in future periods to be materially different from any future performance that may be suggested in this presentation. Such factors may include, but are not limited to: the ability of the Company to continue to grow revenue; and the Company's ability to continue to achieve positive cash flow given the Company's existing and anticipated operating and other costs. Many of these risks and uncertainties are beyond the Company's control. Reference is made to the discussion of risk factors detailed in the Company's filings with the Securities and Exchange Commission including its reports on Form 10-K and 10-Q. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

FITLIFE BRANDS

Investment Highlights

Premium manufacturer of innovative and proprietary nutritional supplements for health conscious consumers

Number 1 vendor in GNC franchise system

Less than 20% penetration into total GNC door count

Brand-centric growth platform with track record of success and multiple channel opportunities

- Core Revenue: 39% CAGR from 2010 – 2012
- Anticipate double digit CAGR over next 3 to 5 years

Profitable micro-cap investment opportunity with a strong balance sheet, simple capital structure and compelling growth potential

Our History and Timeline

Began as a niche supplier of diet and workout products to a handful of GNC franchise owners and locations

October 2008: FitLife acquired the assets of NDS Nutritional Products, Inc.

Since 2009: Current management has expanded the number of domestic franchise locations from approximately 250 to 800, making us the number one vendor in the GNC franchise system

June 2012: Company had first international purchase order (Australia), and we currently market products in over 10 different countries

December 2013: Announced intended launch of new product line into non-franchise domestic GNC locations, expected to ship during the fourth quarter of 2014

Our Brands

Innovative Weight Loss, General Health and Sports Nutrition Supplements

Precision Formulations for Professional Muscular Development

Performance Enhancing Supplements for Fitness Enthusiasts

Essential Support for Accelerated Fitness and Nutritional Goals

Revenue Mix


Revenue by Category

- **Sports Nutrition – 69%**
  Pre-, Intra- and Post-Workouts
  Support for: Energy, Strength, Endurance, Mass, Performance, Recovery

- **Weight Loss – 28%**
  Support for: Thermogenic Energy, Metabolism, Toning, Appetite Control, Focus/Alertness, Diuretics, Mood, Carbohydrate/Fat Blockers, Meal Replacement

- **General Health – 3%**
  Support for: Antioxidants, Inflammation/ Joints, Vitality, Daily Health

FITLIFE BRANDS

Competitive Advantages

Focus on Innovation

- 8 to 10 new products every 6 months
- 25% of annual revenue from new products
- Extend and refresh existing product lines

Scalable Brand-Centric Growth Model

- Successful track record of launching and building new brands

Strong Brand Equity

- Customer loyalty; truth-in-labeling
- Multiple products are consistent top sellers

New Products

2013 – 29
8 products reformulated
4 new flavors
1 new bottle count
9 new products were for Siren Labs.

2012 – 18
8 products reformulated
2 new flavors
1 new bottle count

2011 – 15
7 new flavors
2 Core Active products
1 reformulation

Large Market Opportunity

Nutritional Supplement market was greater than $30B in 2011 and expected to grow at a compound annual growth rate of 6% through 2020

Sports Nutrition market segment accounted for 12% of the total market and is expected to grow at a compound annual rate of greater than 9%

- Sports nutrition represents 69% of our current revenue mix
- Sports Nutrition is forecast to be fastest growing category in the overall industry

FITLIFE BRANDS

GNC Distribution Footprint

GNC Holdings	Current Penetration by Segment for FitLife Brands, Inc.
Domestic Franchise 984 US Stores	**Domestic Franchise** 800+ US Stores 80%+ Penetration 300+ Customers
International Franchise 1,955 Stores 50+ Countries	**International Franchise** 250+ Stores Less than 20% Penetration 10+ Customers
Corporate Owned 3,129 US Stores 170 Canadian Stores	**Corporate Owned** 0 US Stores 0% Penetration

Brand Strategy and Development

Now	**GNC Domestic Franchise** Continued innovation and product line extensions	
	GNC International Franchise Drive door count expansion	
	Gyms and Other Facilities Expand footprint and focus, pursue potential national account opportunities	
Next	**GNC Corporate** 3,000+ additional stores in US and Canada, anticipate launch of new brand in late 2014	
Beyond	Additional brands for incremental channel opportunities	

Snapshot

Founded: **2006 / New Mgmt 2010**	Ticker: **FTLF (OTCBB)**
Headquarters: **Omaha, NE**	Recent Price: **$2.30**
Employees: **15**	Shares Out: **8.1MM**
Revenue: **$19.4MM**	FD S/O: **8.6MM**
Earnings: **$1.5MM**	Market Capitalization: **$18.6MM**
Cash Flow: **$2.2MM**	Enterprise Value: **$17.8MM**
Long-Term Debt: **$2.6MM**	EV/Revenue: **0.9x**
Cash: **$3.4MM**	Price/Earnings: **12.8x**

Company History

August 2009

John Wilson Named CEO

June 2012

First International Order

July 2013

Launched SirenLabs®

September 2013

Name change to
FitLife Brands, Inc.


39% Annual Growth 2010 – 2012
19,000
17,000
15,000
13,000
11,000
9,000
7,000
5,000
2009
2010
2011
2012


Net Income (Loss)
2,000
-
(2,000)
(4,000)
(6,000)
(8,000)
(10,000)
(12,000)
2009
2010
2011
2012

FITLIFE BRANDS

Revenue Trends

Revenue – 39% annual growth 2010 – 2012 excluding non-recurring
– 14 quarters of year-over-year growth through 3Q 2013
– 3Q 2013 Revenue – 18% increase excluding non-recurring
– Nine months 2013 revenue – 27% increase excluding non-recurring


7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
-
Q1 2010
Q1 2011
Q1 2012
Q1 2013
Q2 2010
Q2 2011
Q2 2012
Q2 2013
Q3 2010
Q3 2011
Q3 2012
Q3 2013
Q4 2010
Q4 2011
Q4 2012
Recurring
Non-Recurring

FITLIFE BRANDS

Target Operating Results

	3-5 Year Targets	3Q 2012	3Q 2013
Gross Margin	33% to 37%	35.6%	35.8%
Operating Expenses	23% to 28%	25.4%	25.9%
Net Margin	8% to 10%	10.2%	9.9%

Gross Margin

Gross Margin – Target 33% to 37%

- 3Q 2013 – 35.8%
- Consistently within or above targeted range


40%
35%
30%
25%
20%
15%
10%
5%
0%
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13

FITLIFE BRANDS

Net Margin

Net Margin – Target 8% to 10%

- 3Q 2013 – 9.9%
- Consistently within or above targeted range


20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
-15.0%
-20.0%
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013

* 4Q 2012 excludes tax benefit of approximately $700K

Balance Sheet

	Dec. 2012 (in 000's)	Sept. 2013 (in 000's)	Details
Adjusted Cash*	$937	$3,428	
Accounts Receivable	$969	$1,526	
DSOs	26	28	Target 30 days
Inventory	$3,685	$2,494	
Turns	4.4x	7.8x	Target 4 to 6 turns
Debt	-	$2,555	

* September 2013 cash balance reduced by $2.6 million for redemption of preferred stock made subsequent to the end of the September quarter.

Investment Highlights

Premium manufacturer of innovative and proprietary nutritional supplements for health conscious consumers

Number 1 vendor in GNC franchise system

Less than 20% penetration into total GNC door count

Brand-centric growth platform with track record of success and multiple channel opportunities

- Core Revenue: 39% CAGR from 2010 – 2012
- Anticipate double digit CAGR over next 3 to 5 years

Profitable micro-cap investment opportunity with a strong balance sheet, simple capital structure and compelling growth potential

FITLIFE BRANDS

FITLIFE BRANDS

Contact Information

FitLife Brands, Inc.
4509 S 143rd Street, Suite 1
Omaha, NE 68137
www.FitLifeBrands.com

Investor Relations:
Dave Mossberg
(817) 310 -0051

Brand Top Sellers


Tonalin
BODY TONER
CENSOR
SUPPORTS FAT LOSS

CLA/Omega 3-6-9 body toning supplement to help target and tone the inches.


FLEX
STACK
24-HOUR ANABOLIC & HYPERTROPHIC MAYHEM
PMD
FOR SERIOUS ATHLETES ONLY

24-hour natural testosterone stack for daytime and nighttime support.


SirenLabs
SLIMIFY

Low stimulant metabolism booster with clinically studied amounts of key thermogenic & diet ingredients.


CORE ACTIVE
G SPIKE
G|Speed
ACCELERATED PRE-WORKOUT ENERGY

Concentrated pre-workout for accelerating workout performances and results.

FITLIFE BRANDS

Brand Strategy and Development

Pioneered the creation of "Franchise Exclusive" brands, which continues to drive revenue growth both domestically and internationally

NDS, PMD and SirenLabs will remain franchise exclusive brands

Systematically building door count penetration and opportunity as a means to drive current growth and build a platform for sustainable future growth

Ideally positioned to build on historical success through both the expansion of our international footprint and launch into corporate stores